UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 6, 2006


                                   MoSys, Inc.
             (Exact name of registrant as specified in its charter)

                                    000-32929
                            (Commission File Number)

    Delaware                                            77-0291941
    (State or other jurisdiction of         (I.R.S. Employer Identification No.)
     incorporation)


                             755 N. Mathilda Avenue
                           Sunnyvale, California 94085
             (Address of principal executive offices, with zip code)

                                 (408) 731-1800
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

         MoSys, Inc. ("MoSys" or the "Company") and Raj Kanwal Singh entered into an employment offer letter agreement, which was effective as of October 6, 2006. Pursuant to this agreement, Mr. Singh: (i) agreed to serve as Vice President, Marketing and Business Development of the Company, (ii) will receive an annualized base salary of $200,000, and be eligible to receive an incentive bonus based on the the achievement of stated objectives, (iii) has been granted an option (the "Option") to purchase 175,000 shares of the Company's common stock as a new employee hiring inducement grant and not under the Company's Amended and Restated 2000 Stock Option and Equity Incentive Plan. The Option has a four-year vesting schedule, such that 25% of the total number of shares subject to the Option will vest on the first anniversary of Mr. Singh's employment with the Company and 1/48 of the shares subject to the Option will vest at the end of each successive calendar month thereafter, subject in all events to Mr. Singh's continued service with the Company.

         The Company and Mr. Singh also entered into a Change-in-Control Agreement, effective on October 6, 2006. The Change-in-Control Agreement provides, amongst other things, that in the event of termination of Mr. Singh's employment, other than for cause, within two years following a change-in-control of the Company, Mr. Singh will be entitled to the immediate and unconditional vesting of 50 percent of the then unvested stock options and stock awards previously granted to Mr. Singh and, for the one-year period following termination, the right to exercise any stock options or other awards held by him.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                      Description
================================================================================
99.1                   Press Release issued October 13, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



  Dated: October 13, 2006


                                    /s/ James R. Pekarsky
                                    -----------------------------------
                                    James R. Pekarsky
                                    Vice President of Finance and Administration
                                    and
                                    Chief Financial Officer

                                  EXHIBIT INDEX
                                  =============

Exhibit No.                        Description
================================================================================
99.1                    Press Release issued October 13, 2006